Starwood Mortgage Residential Trust 2021-2 ABS-15G

Exhibit 99.8

Wipro Opus Risk Solutions, LLC

300 Tri-State International – Suite 320 | Lincolnshire, IL 60069 | www.wiproopusrisksolutions.com | 224.632.1300

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Executive Narrative

April 19, 2021

Performed by

Wipro Opus Risk Solutions, LLC

For

Starwood Non-Agency Lending, LLC

This report summarizes the results of a due diligence review performed on a pool of 315 loans provided by Starwood Non-Agency Lending, LLC. (“Customer”) who provided Wipro Opus Risk Solutions, LLC (“Consultant” or “Opus”) with a data tape, from which all loans were loaded into the OpusFirst® or Paragon® underwriting software. Starwood Non-Agency Lending, LLC originated 305 loans that have a QM status of Not Covered/Exempt. In addition, Starwood Non-Agency Lending, LLC purchased 10 loans from Residential RealEstate Review with QM status of Non-QM/Compliant for 2 loans and Not Covered/Exempt for 8 loan. Consultant performed a detailed review on all loans as noted in the scopes below. Additionally, there are 270 loans in this pool where a hybrid appraisal was used to determine value at origination which is acceptable per the underwriting guidelines.

Consultant was established in 2005. Consultant was acquired in January 2014 by Wipro Ltd, a global information technology, consulting, and outsourcing company.

Review Scope outlines are located below

Review Scope A (10 Loans)

  Credit Qualification

A re-underwriting review was conducted in order to verify that the requisite underwriting guidelines as specified by Client were met. Confirmation of the loan terms was performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review consisted of the following:

1.1	Guidelines

Determined whether each mortgage loan met the requisite guideline requirements as specified by the Client. In lieu of specific requirements, Consultant considered Regulation Z including Appendix Q when applicable. If the loan pre-dated the requirements of Regulation Z and Appendix Q, Consultant considered Fannie Mae’s Single-Family guidelines;

1.2	Employment

Reviewed the file documentation for minimum required level of employment, income and asset verifications pursuant to Client provided underwriting guidelines.

1.3	Income

Recalculated borrower(s) monthly gross income and verified calculations of income as used by the original loan underwriter at origination to determine compliance with the Client provided underwriting guidelines.

1.4	Assets

Confirmed the presence of adequate asset documentation complied with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity.

1.5	Debt Ratio

Recalculated the debt to income ratio and verified the ratio accuracy used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines and regulatory requirements.

1.6	Property Valuation

Analyzed all appraisals and alternative value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. Reviewed the appraisal to determine the appraisal(s) met the requirements of Client provided underwriting guidelines.

1.7	Loan-to-Value Ratio

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Recalculated and verified the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and met Client provided underwriting guidelines.

1.8	Credit History

Reviewed the credit report to verify that the borrower(s) demonstrated adequate credit depth to comply with the Client provided underwriting guideline requirements.

1.9	Credit Scores

Verified that borrower(s) met the minimum credit score requirements of the Client provided underwriting guidelines

1.10	Compensating Factors

Verified exceptions to the Client provided underwriting guidelines are documented and reasonable.

  Document Review

A review of each loan file was performed to confirm the presence of material documentation as applicable to the specifics of the loan transaction. The Document Review consisted of the following:

2.1	Collateral Docs
2.1.1	Title Commitment / Policy

Verified the presence of the title commitment or final title policy. Confirmed vested parties and the description of the property, liens and tax assessments.

2.1.2	Mortgage Note / Security Instrument

Verified the presence of the mortgage note or security instrument. Confirmed that the document has been executed by all borrowers and that all riders, addendums and endorsement were present and duly executed.

2.1.3	Mortgage / Deed of Trust

Verified the presence of a copy Mortgage or Deed of Trust. Confirmed that the documents were executed by all required parties and that all riders, addendums and exhibits were present and duly executed. If the loan closed within 12 months of the review, Consultant confirmed the presence of a letter from the title company specifying the date the Mortgage / Deed Trust were sent for recording.  If the closing did not occur within 12 months of the review and a copy of the recorded Mortgage /Deed of Trust was not contained in the loan file, the Client submitted a report from an independent document custodian verifying the presence of a recorded mortgage or a stamped / signed copy of the document stating the date the document was sent for recording.

2.1.4	Conveyance Deed

Verified as applicable that a proper conveyance deed was present in the loan file. Confirmed the proper transfer of ownership interest of the subject parties was detailed on the deed.

2.2	Closing Docs
2.2.1	Final Hud-1 Settlement Statement

If required, verified the presence of a final HUD-1. Verified the completeness of required data and signatures or certification depending upon state compliance requirements.

2.2.2	Final Truth-in-Lending Disclosure

If required, verified the presence of a final Truth-in-Lending Disclosure. Verified the completeness of required data and that all required signatures were present.

2.2.3	Notice of Right to Cancel

If required based on the specifics of the loan transaction, confirmed the presence and required execution of the Notice of Right to Cancel.

2.2.4 If required, verified the presence of the current Loan Estimate (LE) at the time of origination

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2.2.5 If required, verified the presence of the current Closing Disclosure (CD) at the time of origination.

2.3	Credit Docs
2.3.1	Loan Application

Verified the presence and completeness of both the initial and final loan applications.

2.3.2	Underwriting Worksheet

Verified the presence of the relative underwriting worksheet i.e. form 1008, FHA MCAW and VA’s Loan Analysis.

2.3.3	Credit Report

Verified the presence of a credit report for each borrower. Confirmed that the credit report was pulled within the timing requirements allowable per the Client provided underwriting guidelines.

2.3.4	Housing Payment History

In the absence of housing payment histories on the borrower(s) credit report(s), verified that the file contained a verification of rent or a verification of mortgage form.

2.3.5	Letters of Explanation

When Letters of Explanation were required by the Client provided underwriting guidelines, verified the presence of any such letters existed in the loan file.

2.3.6	Gift Letters

When Gift Letters were required by the Client provided underwriting guidelines, verified the presence of any such letters existed in the loan file.

2.3.7	Income Documentation

Verified the presence of income and employment related documentation required by the Client provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.

2.3.8	Asset Documentation

Verified the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.

2.3.9	Property Valuation Tools

Verified that each loan file contained adequate appraisal and other third party valuation tools to satisfy the minimum required documentation under the relative Client provided underwriting guidelines.

As part of the appraisal analysis component of the review, the original appraisal of the mortgaged property were analyzed by Consultant and the revew consisted of the following elements:

Property Valuation Review: Reviewed each loan to determine whether a third party valuation product was required and if required, that the third party product value was compared to the original appraised value to identify a value variance. If a variance of more than 10% was noted to ensure any required secondary valuation product was ordered and reviewed. Applied the appropriate rating agency grade after reviewing the required valuation products.

2.3.10	Proof of Insurance

Verified the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirmed that adequate coverage was present to meet the requirements of the Client provided underwriting guidelines.

2.3.11         Sales Contract

Verified the final sales contract was in the file.

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  Regulatory Compliance

Each mortgage loan file was subject to a post-closing regulatory compliance review verified that each mortgage loan closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans met the applicable disclosure requirements provided under (i) the federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) the National Flood Insurance Act, (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances enacted to combat predatory lending.

3.1	Federal Truth in Lending Act/Regulation Z:

A review of the material compliance disclosures set forth in Reg Z, as amended, including the Truth in Lending Disclosure and the Notice of Right-to-Cancel, if applicable; and a review and comparison of the material disclosures with a report outlining any TILA violations. This included a re-calculation of disclosed finance charge [§1026.18(d)], proper execution by all required parties [§1026.17(b)], principal and interest calculations [§1026.18(s)], payment stream(s), recalculation of disclosed APR [§1026.22], and a review to ensure disclosure differences are within the allowed tolerances [§1026.18(d) and §1026.23(g)]. A review of the Notice of Right to Cancel (§1026.15 / §1026.23):  Review included a verification of the transaction date and expiration date, ensured proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3 day rescission period was adequately provided to the borrower(s).

3.2	Business Days as Defined by Regulation Z:

General business day was defined as the days on which a creditor’s offices were open to the public for carrying on substantially all of its business functions excluding Sundays and holidays specified by §1026.2(a)(6). Specific business day was defined as all calendar days (Monday through Saturday) excluding Sundays and holidays specified by 5 U.S.C. 6103(a)

3.3	MDIA (Mortgage Disclosure Information Act) - Applications Dated After 07/30/2009 and Prior to 10/03/2015):

3.3.1	Initial Delivery: Creditor must deliver the Initial Disclosures within 3 “general” business days of application
3.3.2	No Pre-disclosure Fees: Creditor may not charge fees, other than credit report fee, prior to borrower receiving the Initial Disclosures
3.3.3	7 Day Waiting Period: Creditor must deliver the Initial Disclosures more than 7 “specific” business days prior to closing
3.3.4	3 Day Waiting Period: Creditor must issue revised disclosures if APR in initial disclosures becomes inaccurate. Closing may not occur until the 3rd “specific” business day after the consumer receives the corrected disclosures.

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3.3.5	APR on Final TIL: APR on Final TIL must be within tolerance 1/8 or ¼ of percent difference in APR based on regular or irregular payment stream.

3.4	Home Ownership Equity Protection Act (HOEPA) testing, to include:

3.4.1	APR test [HOEPA (§1026.32(a)(1))] and [HPML(§1026.35(a)(1))]
3.4.2	Points and Fees test [HOEPA (§1026.32(a)(2))]
3.4.3	Review of HOEPA disclosure (§1026.32(c)) for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)
3.4.4	Review and confirm documentation type (i.e. full, stated, no ratio)
3.4.5	Review for evidence of prepayment penalty
3.4.6	Verification of Debt to Income conformity, when necessary.

HOEPA (Section 32) loan coverage has been expanded to include purchase-money mortgages and open-end credit plans (i.e., home equity lines of credit or HELOCS), as well as the amendment of rate and points and fees threshold testing. Consultant system requirements were updated to address the expansion of coverage as well as amendments to threshold testing. In addition, there was a homeownership counseling requirement verified for all covered loans.

3.5	RESPA/Regulation X (Loans with an Application Date prior to 10/03/2015):

Each mortgage loan was reviewed to ensure compliance with the January 1, 2010, or most current amendments to Regulation X.  The RESPA/Regulation X review consisted of the following:

3.5.1	Good Faith Estimate (GFE):
3.5.2	Consultant confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
3.5.3	Confirmed the presence of the current GFE form in effect at the time of origination.
3.5.4	Verified the GFE was provided to the borrower(s) within three days of “Application”.
3.5.5	Application was defined by Regulation X and generally was considered complete when the following seven conditions were met:
3.5.5.1	Borrower(s) First and Last Name
3.5.5.2	Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)
3.5.5.3	Subject Property Address (including “To Be Determined”)
3.5.5.4	Mortgage Loan Amount Sought
3.5.5.5	Estimation of Property Value
3.5.5.6	Monthly Income
3.5.5.7	Any other requirement as defined in the lender’s policies and procedures
3.5.6	Consultant verified that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.
3.5.7	Fees were reviewed to ensure they were reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.
3.5.8	Analysis determined whether a Changed Circumstance form was required to accompany each revised Good Faith Estimate (GFE)
3.5.9	Change of Circumstance Definition:

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3.5.9.1	Acts of God, war, disaster or other emergency;
3.5.9.2	Information particular to borrower or transaction that were relied on in providing the GFE and that changes or is found to be inaccurate after GFE was provided to borrower;
3.5.9.3	New information particular to the borrower or transaction that was not relied on in providing the GFE; or
3.5.9.4	Other circumstances that were particular to borrower or transaction, including boundary disputes, need for flood insurance or environmental problems
3.5.9.5	In the event any of the above occurs, the loan originator was required to provide a new revised GFE to the borrower within 3 business days of receiving information sufficient to establish “changed circumstances” and document the reason the revised GFE was provided.
3.5.9.6	Rate Locks: If the rate was not been locked by the borrower or a locked rate expired, the charge or credit for rate chosen, adjusted origination charges, per diem interest and loan terms related to the rate may change. If borrower later locks the rate, a new GFE was provided showing the revised rate-dependent charges and terms. All other charges and terms remained the same as on the original GFE, except as otherwise provided above for “changed circumstances.”
3.5.10	Final HUD-1: Consultant confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
3.5.10.1	Confirmed the presence of the current applicable Final HUD-1 form
3.5.10.2	Confirmed the Final HUD-1 accurately lists all broker and YSP fees.
3.5.11	Good Faith Estimate (GFE ) and Final HUD-1 Analysis: Confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
3.5.11.1	Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance) - No variance for the following charges:
3.5.11.1.1	Origination Charge
3.5.11.1.2	Credit or Charge for Interest Rate Chosen
3.5.11.1.3	Adjusted Origination Charge
3.5.11.1.4	Transfer Taxes
3.5.11.2	Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance) - 10% tolerance between GFE and actual charges at settlement for sum of following services:
3.5.11.2.1	Lender-required settlement services (lender selects third-party provider);
3.5.11.2.2	Lender-required services, title services and required title insurance, and owner’s title insurance, when the borrower uses a settlement service provider identified by the loan originator; and
3.5.11.2.3	Government recording charges
3.5.12	Analysis confirmed all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1
3.5.13	Analysis confirmed lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to
3.5.14	Analysis confirmed loan terms are accurately disclosed between the Good Faith Estimate (GFE) and Final HUD-1
3.5.15	Analysis confirmed page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1

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3.6	QM / ATR (Qualified Mortgage / Ability to Repay) Dodd Frank Review (Loans with Application Date on or after 01/10/2014)

3.6.1	Ability-to-Repay:

3.6.1.1	Consultant incorporated checkpoints for the ATR’s eight verification steps for any origination QC work. Consultant had the option to run ATR checks on any transactions subject to QM that fell outside the ability to meet QM guidelines, whether due to coverage exceptions or due to failing QM criteria. Thus, any transaction that was being tested for QM also had the ability to be screened for ATR if the QM testing fails or the loan was exempt from QM.
3.6.1.2	Consultant was required to verify all information within the scope of the eight verification steps before an ATR loan could pass. These eight tests included verifications of any amounts used in the loan consideration and a page(s) reference to the third party records/documentation/images:
3.6.1.2.1	Income and assets
3.6.1.2.2	Current employment status
3.6.1.2.3	Monthly qualifying mortgage payment for the proposed loan
3.6.1.2.4	Monthly qualifying mortgage payment for the simultaneous loan on the same property payments for taxes, insurance and HOA, etc.
3.6.1.2.5	Debts, alimony and child support
3.6.1.2.6	Qualifying monthly DTI and residual income
3.6.1.2.7	Credit history
3.6.1.3	If all of the verifications were made and each of the eight topic areas was confirmed to agree with the representations made by the lender, and there were no credit exceptions to the lender’s guidelines, the loan passed the ATR test. If any of the conditions failed or the loan lacked the documentation to support the stated values in any of the areas, affected items were not considered verified and the loan would be subject to failing the ATR test.
3.6.1.4	ATR results were reported as ATR-Pass, ATR-Fail and ATR-Exempt. This is in addition to the existing credit and compliance related reporting by Consultant.

3.6.2	Qualified Mortgage

Consultant built edits and system processes to evaluate whether a loan met the requirements of the Qualified Mortgage regulations. There were 4 different Qualified Mortgage subtypes; Qualified Mortgage (QM), Temporary QM (TQM), Small Creditor QM (SCQM) and Small Creditor Balloon QM (BQM). While regulations carve out special guidance on small creditor originations, Consultant would not be reviewing any additional documentation required to certify a small creditor and would test all files against either QM or TQM. All QM loan types met the following conditions:

3.6.2.1	No Negative Amortization and no interest only payments
3.6.2.2	No loan terms to exceed 30 years
3.6.2.3	Threshold test for Points and Fees of less than or equal to 3.00% of the total loan amount (there are five levels of testing including four for loan amounts under $100,000)
3.6.2.4	Only documented verifications were used to qualify the application (all loans are full documentation)

The differentiation in testing for QM and TQM was in following a debt-to-income threshold of 43.00% for QM versus meeting the underwriting guidelines from the designated agency (GSE, HUD, FHA, USDA, etc.) for TQM. For the creditor, originating a loan under TQM parameters provides for greater flexibility in qualifying an applicant whose debt-to-income may have exceeded 43% and still passed the guidelines of the agency.

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3.6.3	QM DTI Testing

The new debt-to-income threshold of 43.00% applied to any QM loan. The calculation included new requirements for calculating the QM Loan Payment and Simultaneous Loan Payment with different rules for fixed rate fixed term and variable rate loans. Those two calculated values were included in the new QM debt-to-income test. In addition, only verified amounts were included in the QM debt-to-income test - verified income and assets, loan and simultaneous loan payments, insurance, taxes and HOA, alimony, child support and open debts. The calculated value was verified debts divided by the verified income represented as a ratio, with amounts less than or equal to 43.00% passing, and anything above 43.00% failing. Failing this test also resulted in returning an overall QM status of Fail.

3.6.4	TQM Guideline Testing

For GSE/HUD/FHA directed loans, the testing standard is to fail any application that does not meet the appropriate credit guidelines. The guidelines are not set by regulation and may include a higher debt-to-income threshold. The guidelines include:

3.6.4.1	LTV / CLTV
3.6.4.2	DTI – using the same calculation guidelines as QM
3.6.4.3	Credit Score
3.6.4.4	Reserves
3.6.4.5	Maximum Loan Amount
3.6.4.6	Maximum Cash Out
3.6.4.7	Disposable Income

Threshold failures will either be greater than the guideline or less than the guidelines as appropriate.

Note: A failure identified within the guidelines resulted in a Fail condition for qualifying the loan as a TQM, even when the debt-to-income calculation did not exceed the 43.00% DTI level, such as a low credit score or a high loan-to-value ratio. Consultant will note the TQM failure. Customized reporting was available to support Customer requirements for specific loan conditions.

3.6.5	Points and Fees Testing

3.6.5.1	All loans seeking QM/TQM status needed to pass the points and fees testing guidelines. QM Points and Fees testing was done under the same approach as points and fees testing under HOEPA regulations, including the six components below subject to specific guidance for inclusion or exclusion:
3.6.5.1.1	Finance charge - Third-party services included, if Consultant was unable to determine “bona fide” status from normal file documentation. Exceptions may have required additional documentation to be provided. The same treatment goes for “bona fide discount points” if documentation was not present in file.
3.6.5.1.2	Loan originator compensation – Compensation/YSP known at the time of the consummation was included but Consultant did not review lender or broker compensation programs as part of its QM testing.
3.6.5.1.3	Real estate-related fees
3.6.5.1.4	Premiums for credit insurance, credit property insurance, and other insurances where the creditor is the beneficiary, debt cancellation or suspension coverage payments
3.6.5.1.5	Maximum prepayment penalty

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3.6.5.1.6	Prepayment penalty paid in a refinance.
3.6.5.2	In addition, the calculation was built based on the note amount with different thresholds above the 3.00% level for amounts less than $100,000 adjusted annually:
3.6.5.2.1	3 percent of the total loan amount for a loan greater than or equal to $100,000
3.6.5.2.2	$3,000 for a loan greater than or equal to $60,000 but less than $100,000
3.6.5.2.3	5 percent of the total loan amount for a loan greater than or equal to $20,000 but less than $60,000
3.6.5.2.4	$1,000 for a loan greater than or equal to $12,500 but less than $20,000
3.6.5.2.5	8 percent of the total loan amount for a loan less than $12,500

3.6.6	QM/ATR Reporting

For QM/TQM testing, the results of the debt-to-income test (QM) or guideline review (TQM) and the Points and Fees test resulted in the following available compliance conditions as requested by the rating agencies:

3.6.6.1	QM – NonHPML [QM or TQM – Pass / HPML – No]
3.6.6.2	QM – HPML [QM or TQM – Pass / HPML – Yes]
3.6.6.3	NonQM – Compliant [QM or TQM – Fail, Exempt / ATR – Compliant]
3.6.6.4	NonQM – Noncompliant [QM or TQM – Fail, Exempt / ATR – Noncompliant]
3.6.6.5	Not Covered – Exempt [QM or TQM – Exempt / ATR – Exempt]

As with ATR testing, these QM results were in addition to the existing credit and compliance related reporting currently performed by Consultant. Customized reporting was available based on mutual agreement on individual Customer needs.

3.6.7	HPML Testing – QM APR

Current testing for HPML will now be performed using one of two formulas, normal QM and FHA TQM. For QM, a loan will be considered a Higher Priced Mortgage Loan if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on conforming First Liens and 3.50% or more percentage points on Second Liens. For FHA TQM, the formula was modified to be the Average Prime Offer Rate plus 1.15%, plus the monthly MI premium factor.

3.6.8	Escrow Requirement

Loans that fall under the guidelines of a Higher Priced Mortgage Loan (HPML) required escrow accounts to be in place for the first five years of the transaction. A loan was considered a Higher Priced Mortgage Loan based on the guidelines shown above (HPML Testing – APR)

3.6.9	HPML Appraisal Rule

An HPML designation also required additional appraisal requirements. A loan was considered a Higher Priced Mortgage Loan under the HPML Appraisal Rule if the APR exceeded the Average Prime Offer Rate by 1.50% or more percentage points on Conforming First Liens, 2.50% for Jumbo First Liens and 3.50% or more percentage points on Second Liens. Requirements include:

3.6.9.1	Three day disclosure from application of the right to a free copy
3.6.9.2	Written appraisal from certified or licensed appraiser
3.6.9.3	Interior inspection
3.6.9.4	Delivery of copies no later than 3 days prior to consummation
3.6.9.5	If the property falls under the ‘flipping’ definition, a second appraisal is required and must document:

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3.6.9.6	The difference in the original sales price and the subsequent sales price
3.6.9.7	Changes in market conditions
3.6.9.8	Property improvements

There was additional responsibility for providing copies of ALL documentation used in the valuation of the property, not just the final appraisal, and requirements for full appraisals, versus other forms of valuations. System enhancements were made to require verification of documentation and acknowledgement by the reviewer of evidence supporting the new requirements.

3.7	TILA RESPA Integrated Disclosure Statement Of Work
3.7.1.ELIGIBILITY
3.7.1.1.	The following criteria were used in determining whether TRID applies:
3.7.1.1.1.	The Application Date was October 3, 2015, or later (the earlier of the date the broker or lender received the borrower’s application).
3.7.1.1.2.	The Loan Purpose and Property Type included a closed-end mortgage secured by real estate:
3.7.1.1.2.1.	Purchase
3.7.1.1.2.2.	Refinance (Cash Out or Rate Term)
3.7.1.1.2.3.	Construction and Construction to Permanent Financing
3.7.1.1.2.4.	SFR, 1-4 Unit, PUD, Condo and Coops (Coop may be excluded based on Client instructions)
3.7.1.1.3.	The Loan Purpose and Property Type does not include:
3.7.1.1.3.1.	HELOCs
3.7.1.1.3.2.	Reverse mortgages
3.7.1.1.3.3.	Dwellings that were not attached to real property

3.7.1.1.4.	Mobile homes, where the consumer did not own the land For purposes of determination of Occupancy, TRID applied to loans for owner occupied, second home and vacant land.
3.7.1.1.5.	Opus CMC applied the standard exemptions from TILA, i.e., business purposes loans, loans for agricultural purposes and loans secured by five (5) or more units.
3.7.1.1.5.1.	Please be aware that TILA contained a TRID-specific exemption for certain subordinate lien loans for the purposes of various types of assistance programs such as down payment or closing cost, property rehabilitation, energy efficiency or foreclosure avoidance or prevention. Opus CMC will not test such loans for TRID compliance.
3.7.2.TRID	COMPLIANCE REVIEW– LOAN ESTIMATE (″LE″)
3.7.2.1.	INITIAL LE

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3.7.2.1.1.	Verification of compliance with timing requirements as to whether the Initial LE was delivered within three (3) business days from the Application Date. The Initial LE used the delivery date to calculate the earliest closing Consummation Date (no less than seven (7) business days from the delivery of the Initial LE). The delivery date was the date the creditor hand delivered the disclosures or placed the disclosures in the mail, 1026.19(e)(1).

3.7.2.2.	REVISED LEs
3.7.2.2.1.	If there was a revision to the LE, validated that the Revised LE was provided within three (3) days of COC, BRC or interest rate lock. Review was necessary for sufficient information to establish one of the six (6) valid reasons to reset tolerance fees set forth in TRID:
3.7.2.2.1.1.	Changed Circumstance affecting settlement charges
3.7.2.2.1.2.	Change Circumstance affecting eligibility
3.7.2.2.1.3.	Revisions requested by the consumer
3.7.2.2.1.4.	Interest rate dependent charges
3.7.2.2.1.5.	Expiration of the LE and
3.7.2.2.1.6.	Delayed settlement date on a construction loan
3.7.2.2.1.7.	Timing Requirement for LE 7 days prior to consummation
3.7.3.DETERMINATION	OF FINAL BINDING LE
3.7.3.1.	Reviewed and analyzed each LE in file to determine final Binding LE. If there was a change in loan terms, change in interest rate or increase in charges subject to variances without valid reason for a Revised LE as set forth above, findings will be cited. If a Revised LE was issued without a valid reason, the previous valid LE would be considered the Binding LE for the purposes of comparison with the Closing Disclosure. [Also see Variance Tests and Closing Disclosure for COC/BRC events disclosed after issuance of Initial CD]
3.7.3.1.1.	Verification of compliance with timing requirements that there have been no loan estimates provided to the borrower after a Closing Disclosure has been delivered, and whether the Final LE was provided at least four (4) business days prior to the closing Consummation Date.
3.7.3.1.2.	If the LE does not contain a signature line for the consumer’s confirmation of receipt, then OPUS will look for the “Loan Acceptance” statement under “Other Considerations” or other client-documented acknowledgement and borrower intent to proceed.
3.7.3.1.3.	Verification that the correct form was used and all sections of the Initial LE are completed (no blanks, “NA’s” or incomplete sections) and the Initial LE was accurate as follows:
3.7.3.1.3.1.	Verification of the technical formatting of the LE was NOT included in the standard review. The formatting of the document was the responsibility of the document preparation source.
3.7.3.1.3.2.	General loan information and loan terms sections completed and formatting was accurate.
3.7.3.1.3.2.1.	Verified loan term, purpose, and product descriptions follow the prescribed format.

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3.7.3.1.3.2.2.	Verified all applicants applying for credit, as disclosed on the application, are listed on the LE
3.7.3.1.4.	“Can this amount increase after closing?” and “Does the loan have these features” sections were completed and were accurate based on the terms disclosed on the LE.
3.7.3.1.5.	If rate was locked, were lock expiration date, time and time zone disclosed.
3.7.3.1.6.	Settlement charges good through date, time and time zone disclosed with minimum of 10 days during which borrower was permitted to shop knowing fees were locked during that timeframe.
3.7.3.1.7.	Projected Payments and Estimated Taxes, Insurance & Assessments sections were complete and accurate based on the loan terms and information known at the time of disclosure.
3.7.3.1.8.	The Closing Costs and Cash-to-Close sections were complete and accurate based on the information provided on page 2 of the LE.
3.7.3.1.9.	Fees disclosed properly (alphabetical order within Section with certain exceptions, and all title fees start with ″Title – ″) in Closing Cost Details section.
3.7.3.1.9.1.	It is recommended that an Itemization of Fees was provided for any fees disclosed as “Aggregate”. It is quite difficult to determine if the fees were disclosed properly without this information
3.7.3.1.10.	Any addenda found in file listing ADDITIONAL fees for sections other than Section C
3.7.3.1.11.	If Interest Only Payments, Optional Payments, Step Payments, or Seasonal Payments, was Adjustable Payment (″AP″) Table disclosed and accurate based on early disclosures in the file.
3.7.3.1.12.	If ARM or Step Rate, was Adjustable Interest Rate (″AIR″) Table disclosed and accurate based on the early disclosures in the file.
3.7.3.1.13.	The Comparison section was complete.
3.7.3.1.14.	Rounding rules verified as per 1026.37(o)(4).
3.7.3.1.15.	Other Considerations Section was complete

3.7.4.WRITTEN	LIST OF PROVIDERS
3.7.4.1.	If the lender places fees in the Services You Can Shop For category, verified that the file contains a Written List of Providers provided to the borrower within three (3) business days of application. The WLSP must include at least one available provider for each service and state the consumer may choose a different provider for that service. If a written list of service providers was not provided, the fees will be treated as a 10% Tolerance fee but a finding for missing service provider list will be noted. If a written list of service providers was provided outside of three (3) days of the application date, the fees was treated as a 10% Tolerance fee but a finding for a service provider list being provided outside of three (3) days from application was noted.

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3.7.5.VARIANCE	TESTS
3.7.5.1.	Utilized one (1) of the following Variance Categories in performing variance tests:
3.7.5.1.1.	Zero Tolerance/Variance* - A finding was cited if any charges increase from the Binding LE to the Final CD without COC or BRC. Such increases included:
3.7.5.1.1.1.	Fees paid to the lender, broker or an affiliate of either lender or broker [except fees paid to an affiliate of the lender for services NOT required by the creditor are not subject to tolerance/variance per CFR 1026.19(e)(3)(iii)(E)];
3.7.5.1.1.2.	Fees paid to an unaffiliated third party if the lender did not permit the borrower to shop for servicer; and
3.7.5.1.1.3.	Transfer taxes.
3.7.5.1.1.4.	Lender Credits
3.7.5.1.2.	10% Tolerance/Variance* – A finding was cited if the aggregate of the charges increased by more than 10% from the Binding LE to the Final CD without COC or BRC. If a fee/service is listed on the LE but not charged/reflected on the Final CD, the fee was removed and not considered in calculating the 10% variance threshold pursuant to Comment 19(e)(3)(ii)-5. Such increases included:
3.7.5.1.2.1.	Recording fees; and
3.7.5.1.2.2.	Charges for third party services not paid to creditor or affiliate AND borrower permitted to shop for service but selected a provider on the creditor’s Written List of Service Providers.
3.7.5.1.2.3.	Prepaid mortgage insurance was treated as a 10% tolerance fee if it can be shopped for (and not identified as an affiliate), otherwise it was treated as a zero tolerance fee.

3.7.5.1.3.	No Tolerance/Unlimited – No finding was cited if any of the charges change from the Binding LE to the Final CD, provided that the disclosed amount on the LE was based on information reasonably known to the creditor at the time of disclosure (disclosed in good faith), such as:
3.7.5.1.3.1.	Prepaid interest;
3.7.5.1.3.2.	Property insurance premiums;
3.7.5.1.3.3.	Impounds/Escrows;
3.7.5.1.3.4.	Charges for services required by the creditor but the borrower was permitted to shop for and borrower selects a third party provider not on the lender’s Written Service Provider List; and
3.7.5.1.3.5.	Charges for third party services NOT required by the creditor (even if paid to an affiliate of the creditor).

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3.7.5.1.4.	Notes of interest for “No Tolerance/Unlimited”:
3.7.5.1.4.1.	Prepaid property taxes charged by local and state governments periodically had no tolerance under the general ‘best information reasonably available’ standard unless otherwise instructed by the Client.
3.7.5.1.4.2.	As noted above, Opus CMC reviewed the loan file for evidence the disclosure was not made in “Good Faith”. “Good faith” meant the creditor made the estimate based on the information reasonably available to them at the time the LE was provided. Absent such evidence, Opus CMC considered the disclosures made in “good faith”. Two examples where a disclosure would be considered not made in “good faith” and a finding cited were:
3.7.5.1.4.2.1.	The creditor required homeowner’s insurance but fails to include a homeowner’s insurance premium, a finding would be added that the LE was not issued in good faith.
3.7.5.1.4.2.2.	The creditor knew the loan must close on the 15th of the month but estimates prepaid interest to be paid from the 30th of that month, a finding would be added that the LE was not issued in good faith.
3.7.5.1.5.	Other Variance Notes

3.7.5.1.5.1.	Additionally, if a documented valid COC or BRC occurs resulting in a change to loan terms, settlement charges or interest rate within four (4) business days of consummation, the variance test was performed based on the revised amounts disclosed on the initial CD (or subsequent CD if change occurs after initial CD has been provided) provided that the change was related to the COC or BRC per Comment 19(e)(4)(ii)-1.
3.7.5.1.5.2.	For loans with no Interim LE and no COC or BRC occurring four (4) days prior to consummation, fees and charges on the CD were tested for compliance with permitted variances against fees disclosed on Initial LE.
3.7.5.1.5.3.	For loans with an Interim LE, the following procedures was applied:
3.7.5.1.5.3.1.	Review of each Interim LE and fees and charges on the CD were tested for compliance with variance thresholds against fees supported by a valid COC or BRC related to the charge that increased
3.7.5.1.5.3.2.	In cases where an Interim LE was issued with several fee increases, but only some were supported by or related to a valid COC or BRC, those fees which were not supported by or related to a valid COC, BRC or disclosed on an LE that were not provided timely (within three (3) business days of changed circumstance) was tested for variance using the amounts disclosed in the Initial LE previously valid LE.

TRID COMPLIANCE REVIEW – CLOSING DISCLOSURE (″CD″)

3.7.5.2.	Opus CMC conducted a general CD review and verified the following:
3.7.5.3.	Recommendation: Closing Disclosure provided at closing was marked “Final.” Although this was not a requirement, marking the Closing Disclosure as Final will ensure a timely review.
3.7.5.4.	That the correct form was used and all sections of the CD were completed (no blanks or incomplete sections).

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3.7.5.5.	Acknowledgement of receipt by all borrowers with a right to rescind under 1026.23 by verifying that each borrower with a right to rescind was provided with a copy of the CD. This could include the non-borrowing spouse. Acknowledgement was based on lender guidelines
3.7.5.6.	If the CD does not contain a signature line for the consumer’s signature, OPUS looked for the required alternative statement in “Other Disclosures” with the heading of “Loan Acceptance”. While not required, Opus CMC highly recommended that the client require the CD to be signed and dated by the consumer as it would ensure a timely review.
3.7.5.7.	If a subsequent CD was issued having changes to (a) the loan product which affects disclosed terms and loan information; (b) the addition of a prepayment penalty; or (c) an APR which exceeded the previously disclosed APR by more than the permitted tolerances for accuracy, OPUS would test that the borrower was given an additional three (3)-business day waiting period from the date of final pre-close CD with (a) the final loan product; (b) the prepayment penalty addition; or (c) the APR, and that the final pre-close CD was received by borrower by consummation.
3.7.5.8.	On the final CD the following checks and limitations apply:
3.7.5.8.1.	Verification of the technical formatting of the CD was out of scope in the standard review. The formatting of the document was the responsibility of the document preparation source.
3.7.5.8.2.	Closing, Transaction and Loan Information sections have been completed with accurate information.
3.7.5.8.3.	Loan terms sections were completed.
3.7.5.8.3.1.	Opus CMC verified loan term, purpose, and product descriptions follow the prescribed format.
3.7.5.8.3.2.	Opus CMC verified all applicants applying for credit, were disclosed on the application, were listed on the LE
3.7.5.8.4.	“Can this amount increase after closing?” and “Does the loan have these features” sections were completed accurately.
3.7.5.8.5.	Projected Payments and Estimated Taxes, Insurance & Assessments sections were completed accurately.
3.7.5.8.6.	Fees have been disclosed properly (alphabetically, correct buckets and all title fees start with ″Title – ″) in Closing Cost Details section.
3.7.5.8.7.	Any addenda found in file listing ADDITIONAL fees for sections other than Section C (Services You Can Shop For).
3.7.5.8.8.	Calculating Cash to Close table completed accurately.
3.7.5.8.9.	Summaries of Transaction section completed accurately
3.7.5.8.10.	Loan Disclosures section complete:
3.7.5.8.10.1.	CD Assumption, Demand Feature, Negative Amortization, and Partial Payments sections completed properly (at least and only one box selected).
3.7.5.8.10.2.	Late Payment completed properly (terms disclosed and accurate per note).

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3.7.5.8.10.3.	Escrow Amount section completed properly (only one box selected and amounts disclosed).
3.7.5.8.10.3.1.	Escrow Property Costs over Year 1 to be calculated per the payments scheduled to be made in a 1 year period after consummation (1026.38)I)(7)(i)(A)(1).
3.7.5.8.11.	Non-Escrowed Property Costs over 1 Year to be calculated using either 11 or 12 months as determined by client. (1026.38)(I)(7)(i)(B)(1)
3.7.5.8.12.	If Interest Only, Optional Payments, Step Payments, or Seasonal Payments, was Adjustable Payment (″AP″) Table disclosed accurately.
3.7.5.8.13.	If ARM or Step, was Adjustable Interest Rate (″AIR″) Table disclosed accurately.
3.7.5.8.14.	Loan Calculations section complete and accurate.
3.7.5.8.14.1.	Total of Payments were accurate per 1026.38(o)(1).
3.7.5.8.14.1.1.	Include fees in section A, B, and C that were paid by the borrower as well as the seller or other if those fees were customarily paid by the borrower.
3.7.5.8.14.2.	Capture amounts disclosed in Loan Calculations section and test for TILA tolerance violations on disclosed APR and Finance Charge.
3.7.5.8.14.3.	Total Interest Percentage (TIP) accurate with proper rounding.
3.7.5.8.15.	Other Disclosures section complete with at least one choice selected were applicable.
3.7.5.8.15.1.	Review for the creditor’s selection of one of the two options in the Liability After Foreclosure section, but will not make an independent judgment whether or not the selection was correct for the property state. Only issue a condition if either no selection was made or if both selections were made.
3.7.5.8.16.	Contact Information section was complete with information from the each party of the transaction provided as applicable.
3.7.5.8.17.	Rounding rules verified as per 1026.38(t)(4). Rounding on all percentages except APR had percentages truncated so that a zero was not disclosed in the last decimal place (7.250 should be rounded to 7.25).
3.7.6.TRID	METHOD OF RECEIPT OF LE AND CD
3.7.6.1.	Determined the method of receipt of the revised LE and CD and performed a compliance test with timing requirements. For purposes of the review and verification, the date the borrower was deemed to have received the disclosure(s) was based on any of the following methods:
3.7.6.1.1.	In Person: borrower signature date was used.
3.7.6.1.2.	Electronic* - No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of e-delivery date was used.
3.7.6.1.3.	Electronic* - With Receipt Confirmation in File, date of receipt confirmation was used.
3.7.6.1.4.	Electronic*-Delivery confirmation of an email, assuming the borrower(s) have consented to electronic delivery.
3.7.6.1.5.	Mail (USPS or other parcel delivery service) – No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of mailing date is used. Delivery confirmation, i.e., confirmation that documents were delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constituted evidence of delivery, not receipt, for the purposes of the receipt requirements.

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3.7.6.1.6.	Mail (USPS or other parcel delivery service) – With Receipt Confirmation in File: date of receipt confirmation was used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements. Unknown (unable to determine delivery method or unable to verify borrower received disclosures in any other method than by USPS Mail method): follow the USPS Mail delivery method of three (3) business days from the document issue date. As noted above, a signature by anyone other than the borrower(s) constitutes evidence of delivery and the method of receipt were considered unknown, requiring an additional three (3) days from the date the non-borrower received the documents.
3.7.6.2.	*NOTE: If disclosures were sent electronically, a finding will be cited if there was no evidence in the file that the borrower consented to receive disclosures electronically. Default to the three (3) business day mail rule for delivery without the proper documentation of borrower consent.

3.7.7.OTHER	RECOMMENDED TRID COMPLIANCE TESTS
3.7.7.1.	Applied the following additional compliance tests which were included in the recommended review scope resulting from the 2015 CFPB Amendments:
3.7.7.2.	Use of TRID forms prior to TRID effective date: a finding was cited if the new TRID forms were utilized on a loan with an application received prior to the October 3, 2015 effective date.
3.7.7.3.	Use of TRID forms on loans not covered by TRID: a finding was cited if the new TRID forms were utilized on loans not covered by TRID (i.e., HELOC, i.e. reverse mortgages, i.e. Chattel Dwelling loans (loans on mobile homes that were not also secured by the underlying real property or loans on houseboats).
3.7.7.4.	Your Home Loan Toolkit: a finding was cited if the new Your Home Loan Toolkit Disclosure or evidence the disclosure was delivered or placed in the mail is not in the file or was not provided to the borrower within three (3) business days of application.
3.7.7.5.	Consummation Date: Consummation varied by applicable state law and the term was not often clearly defined. Accordingly generally use the notary date. If there were multiple borrowers and they do not all sign the documents on the same day, then use the latest signature date.
3.7.7.6.	Post-Consummation Disclosures: TRID review scope did not include testing for compliance with the following post-consummation disclosures under TRID:
3.7.7.6.1.	Escrow Closing Notice; and
3.7.7.6.2.	Mortgage servicing transfer and partial payment notices.

3.7.8.SUBSEQUENT	CHANGES AFTER CONSUMMATION
3.7.8.1.	The following prescribed cures were set forth in section 1026.19 (f)(2)(iii) through (v) were acceptable for changes and corrections to the Final CD after consummation.
3.7.8.1.1.	1026.19(f)(2)(iii) – Changes due to events occurring after consummation.

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3.7.8.1.1.1.	If within 30 days of consummation, an event in connection with the settlement of the transaction occurred that caused the final CD to become inaccurate and such inaccuracy resulted in a change to an amount actually paid by the borrower(s) from the amount disclosed, tested for evidence that a new, corrected CD is delivered or placed in the mail to the borrower within thirty (30) days of receiving information that an event occurred.
3.7.8.1.2.	1026.19(f)(2)(iv) – Changes due to clerical errors.
3.7.8.1.2.1.	Non-numeric clerical errors, for the purpose of this scope document were any error not related to a disclosed dollar amount or percentage. Test for evidence a new, corrected CD is delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation. Examples of non-numeric clerical errors include but are not limited to:
3.7.8.1.2.1.1.	Corrections to the closing information section.
3.7.8.1.2.1.2.	Corrections to the transaction information section.
3.7.8.1.2.1.3.	Corrections to loan id # or MIC #.
3.7.8.1.2.1.4.	Corrections to non-numeric identifiers in the Estimated Taxes, Insurance & Assessments section.
3.7.8.1.2.1.5.	Corrections to the fee labels and/or order of fees.
3.7.8.1.2.1.6.	Corrections to the location of the fee(s).
3.7.8.1.2.1.7.	Corrections to missing cure language.
3.7.8.1.2.1.8.	Corrections to the “Did This Change” section of Calculating Cash to Close.
3.7.8.1.2.1.9.	Corrections to the Loan Disclosures section
3.7.8.1.2.1.10.	Corrections to non-numeric items in the Escrow Account section.
3.7.8.1.2.1.11.	Corrections to the Other Disclosures section.
3.7.8.1.2.1.12.	Corrections to the Contact Information section.
3.7.8.1.3.	1026.19(f)(2)(v) – Refunds related to the good faith analysis.
3.7.8.1.3.1.	Test for evidence such as a copy of the refund check, a new corrected CD, and evidence the creditor delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation.
3.7.8.2.	A post-consummation CD was understood to be a re-issued CD with a Date Issued represented as the date the post-consummation CD was issued. Corrections to the final pre-close CD should not be accepted as a post-consummation CD noted in the prescribed cures above.
3.7.8.3.	Errors on LE’s and Interim CD’s and numeric errors on final CD’s which did not have prescribed cures as per the regulation were reported as having been cured. The assessment of risk and decision to accept a finding that did not have a prescribed cure was the responsibility of the purchaser of the loan.
3.8	Additional Disclosures and Requirements:

Consultant will confirm compliance with current documentation and timing requirements in effect at origination of the Mortgage Loan including:

3.8.1	Servicing Transfer Disclosure (for applications prior to 10/03/2015):
3.8.1.1	Confirm the presence of the Servicing Transfer Disclosure form in file
3.8.1.2	Verify the Servicing Transfer Disclosure was provided to the borrower(s) within three general business days of “Application”
3.8.2	Special Information Booklet (for applications prior to 10/03/2015)/ Home Loan Tool Kit (for applications on or after 10/03/2015):

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3.8.2.1	Confirm the presence of the Home Loan Tool Kit is in file for covered loans.
3.8.2.2	Confirm the Home Loan Tool Kit is provided within three general business days of application
3.8.3	Affiliated Business Disclosure
3.8.3.1	Confirm the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements
3.8.3.2	Confirm the Affiliated Business Disclosure provided within three general business days of “Application” (Consultant reviews for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third party services)
3.8.3.3	Confirm the Affiliated Business Disclosure is executed.
3.8.4	Initial Escrow Disclosure Statement
3.8.4.1	Confirm the presence of the Initial Escrow Disclosure Statement in file
3.8.4.2	Confirm the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

3.9	National Flood Insurance Program (NFIP)

Each mortgage loan will be reviewed to ensure adherence to flood insurance coverage requirements as outlined under the NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.

3.10	Homeowner’s Flood Affordability Act (HFIAA)

Each mortgage loan made by an FDIC-supervised institution or servicer acting on its behalf shall require the escrow of all premiums and fess for flood insurance for any designated loan secured by residential improved real estate or a mobile home, made, increased, extended or renewed on or after January 1, 2016

3.10.1	Frequency – Payable with same frequency as payments designated for the loans
3.10.2	Exceptions
3.10.2.1	Loan is an extension of credit primarily for business, commercial or agricultural purposes
3.10.2.2	Loan is in a subordinate position to a senior lien secured by the same residential improved real estate or mobile for which the borrower has obtained flood insurance
3.10.2.3	Flood Insurance coverage for the residential real estate is provided by a policy that
3.10.2.3.1	Meets requirements
3.10.2.3.2	Provided by a condominium association, cooperative or other applicable group and
3.10.2.3.3	The premium for which is paid by the condominium associate, cooperative, homeowners association, or other group as a common expense.
3.11	Regulatory Compliance Disclaimer

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Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Consultant is relying in reaching such findings.

Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Consultant. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

3.12	Seasoning and Certain Compliance Exceptions

Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period was not limited for claims, other than recession, which are raised as a defense to foreclosure. Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

  High Cost - State & Local Anti-Predatory Regulations:

In addition to federal thresholds, Consultant will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW – legal guidance documentation available for detailed discussion, if necessary:

4.1	Arkansas Home Loan Protection Act, AR. Stat. Ann. § 23-53-101 et seq.
4.2	California Anti-Predatory Lending Statute, CA. Fin. Code § 4970 et seq.
4.3	California Higher Priced Mortgage Loan Statute, CA. Fin Code § 4995 et seq.
4.4	Colorado Consumer Equity Protection Act, CO. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007)
4.5	Colorado Consumer Credit Code, CO. Rev. Stat. 5-1-101 et seq.
4.6	Connecticut Abusive Home Loan Lending Practices Act, CT. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, CT. House Bill 5577 (2008).
4.7	Connecticut Nonprime Home Loan Statute, CT. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949.

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4.8	District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. and DC Mortgage Disclosure Act of 2007.
4.9	Florida Fair Lending Act, FL. Stat. Ann. § 494.0078 et seq.
4.10	Georgia Fair Lending Act, GA. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)
4.11	Idaho Residential Mortgage Practices Act, ID. Code § 26-3101 et seq.
4.12	Illinois High Risk Home Act, IL. Comp Stat. tit. 815, §§137/5 et seq.
4.13	Illinois High Risk Home Loan Regulations, 38 IL. Admin. Code § 345.10 et seq.
4.14	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).
4.15	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.
4.16	Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).
4.17	Indiana Home Loan Practices Act, IN. Code § 24-9-1-1 et seq. and as amended by 2005 In. P.L. 141 § 6 P2013-011.
4.18	Kansas Consumer Credit Code, KS. Stat. Ann. § 16a-1-101 et seq. Sections 16a-1-301, 16a-3-207 and 16a-3-308a.
4.19	Kentucky Anti-Predatory Lending Statute, KY. Rev. Stat. § 360.100 et seq. and as amended by KY. House Bill 552 (2008).
4.20	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A ME. Rev. Stat. Ann. §§ 8-101; 8-103(1); 8-206(8); 8-206A and ME. Legislative Document 1869 (2007).
4.21	Maryland Commercial Law, MD. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by MD. Senate Bill 270 (2008) and Maryland Regulations under the MD. Mortgage Lender Law (2009).
4.22	Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the MD. Mortgage Lender Law, MD. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; MD. Code Regs. §§ 09.03.06.01 et seq.
4.23	Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA. House Bill 4387 (2008) 20. MA. Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).
4.24	Massachusetts Regulations for Higher Priced Mortgage Loans, 209 MA. Code Regs. §§ 32.00
4.25	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
4.26	Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).
4.27	Michigan Consumer Mortgage Protection Act, MI. Stat. Ann. § 445-1631 et seq.
4.28	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).
4.29	Nebraska Mortgage Bankers Registration and Licensing Act, NE. Stat.§ 45-702 et seq.
4.30	Nevada Anti-Predatory Lending Law, NV. Rev. Stat. § 598D.010 et seq. and as amended by AB 440 and 492.
4.31	New Jersey Home Ownership Security Act of 2002, NJ. Stat. Ann. § C:46:10B-22 et seq. and as amended by PL. 2004, Ch. 84 § 1.
4.32	New Mexico Home Loan Protection Act, NM. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).
4.33	New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
4.34	New York High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-l (2003) and 6-m (2008).
4.35	North Carolina Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).

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4.36	Ohio Anti-Predatory Lending Statute, OH. Rev. Code Ann. §§ 1349.25 to 1349.37and § 1.63 and as amended by S.B. 185.
4.37	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.
4.38	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).
4.39	Oklahoma Higher –Priced Mortgage Loans Law, OK. Admin. Code §§ 160:45-9-1 et seq.
4.40	Pennsylvania Consumer Equity Protection Act, 63 PA. Cons. Stat. Ann. § 456.501 et seq.
4.41	City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.
4.42	Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI. Gen. Laws. §§ 34-25.2-1 et seq., including the Emergency and Final Regulations.
4.43	South Carolina High-Cost and Consumer Home Loans Act, SC. Code § 37-23-10 et seq.
4.44	South Carolina Consumer Protection Code, SC. Code 37-1-101 et seq.
4.45	Tennessee Home Loan Protection Act, TN. Code Annotated §§ 45-20-101 et seq., Title 47 et seq.
4.46	Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.
4.47	Texas Constitution, Section 50(a)(6), Article XVI
4.48	Utah Residential Mortgage Practices Amendments, UT. Code Ann. § 61- 2c-102 et seq.
4.49	Utah High Cost Home Loan Act, UT. Code § 61-2d-101 et seq.
4.50	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
4.51	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), VA. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.
4.52	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), VA. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.
4.53	Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.
4.54	Wisconsin Responsible High Cost Mortgage Lending Act, WI. Stat. § 428.202.
4.55	West Virginia Residential Mortgage Lender, Broker and Servicer Act, WV. Code § 31-17-1 et seq.
4.56	Wyoming Credit Code, WY. Stat. Ann. §§ 40-14-101 et seq.

  Misrepresentation and Third Party Product Review

Validated that fraud reports and independent third party property valuations reports were in the file. The review will consist of the following:

5.1	Misrepresentation Review

. The Misrepresentation may have included the following:

5.1.1	Signatures

Validated signature consistency across documents. To the extent imaged or hard copy files are provided, Consultant utilized reasonable efforts to validate the consistency of signatures across documents.

5.1.2	Alerts

Assessed credit report alerts for accuracy and potential issues.

5.1.3	Social Security Numbers

Compared SSN(s) across all file documents.

5.1.4	Document Integrity

Reviewed for apparent alterations to loan documents. To the extent imaged or hard copy files were provided, Consultant utilized reasonable review of alterations to the loan documents.

5.1.5	Data Consistency

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Review the documents contained in the loan file for consistency of data.

5.1.6	Third Party Fraud Tools

To the extent a third party fraud tool was contained in the loan file, the Consultant ensured high level or critical warnings were reviewed and addressed.

5.2	Independent Third Party Values

Reviewed each loan to determine whether a third party valuation product was required and if required, that the third party product value was compared to the original appraised value to identify a value variance and appled the appropriate rating agency grade after reviewing the required valuation products.

5.2.1	For loans seasoned less than 12 months a retroactive desk review was generally ordered. If the retroactive desk review supports the origination appraised value within a 10% variance no additional products will be required. If the retroactive desk review does not support the original appraised value within a 10% variance, a secondary valuation product such as a field review or drive-by appraisal was required. If the loan was seasoned more than 12 months generally a BPO was ordered. The seasoning and products were adjusted to meet specific rating agency requirements.
5.2.2	Consultant will also perform the following steps
5.2.2.1	Based on review of the original appraisal
5.2.2.1.1	Property was complete
5.2.2.1.2	Value was based on as-is condition
5.2.2.1.3	Property was described as average or better condition
5.2.2.1.4	No apparent appraiser independence violation statements
5.2.2.1.5	Appraisal addressed any adverse comments
5.2.2.2	Appraisal was completed on appropriate GSE Form
5.2.2.2.1	Appraisal contains required attachments
5.2.2.3	Appraiser was appropriately licensed at the time the appraisal was signed
5.2.3	If the valuation vendor did not supply the updated valuation product directly to the Consultant, the Client authorized the valuation vendor to issue an attestation with sufficient information for the Consultant to determine the correct valuation product was utilized to verify the accuracy of the origination appraisal.
5.2.4	Value Review Disclaimer
5.2.4.1	The individuals performing the above procedures were not person providing valuations for the purpose of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraiser under Federal or State law, and the services being performed do not constitute appraisal reviews for the purposes of USPAP or Federal or State law.
5.2.4.2	Opus makes no representation or warranty as to the value of the mortgaged property, notwithstanding that Opus may have reviewed the valuation information for reasonableness.
5.2.4.3	Opus is not an Appraisal Management Company (“AMC”) and therefore does not opine on the actual value of the underlying property.

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5.2.4.4	Opus is not a creditor within the meaning of the Equal Credit Opportunity Act (“ECOA”) or other lending laws and regulations, and therefore opus will not have and communications with or responsibility to any individual concerning property valuations.
5.3	Payment History and Servicing Comments

If a loan was seasoned more than 12 months, the Client provided payment histories and servicing comments for (i) 36 months, or (ii) the time period required by the rating agencies. The Consultant reviewed the provided payment histories and comments to determine the following:

5.3.1	– Timely payment posting
5.3.2	– Request for modification
5.3.3	– Property condition issues
5.3.4	– Change in occupancy
5.3.5	– Change in ability to pay
5.3.6	– Other items impacting the enforcement of the lien
5.4	Title Reports
5.4.1	If the loan was seasoned over 24 months Consultant facilitated the ordering of title reports. Consultant and client agreed the vendor providing the title reports was responsible for issuing a separate 15E.
5.4.2	Consultant was not responsible for the accuracy of the title reports, nor makes any representations or warranties with respect to any of the information contained in the title reports.
5.5	Updated FICO Scores

If the FICO score contained in the loan file was aged more than 6 months, an updated FICO score will be required

5.6	Properties in FEMA declared disaster zones.

If a FEMA declared disaster occurred after the inspection date on the appraisal, Consultant reviewed the file to determine if an exterior inspection to ensure

5.6.1	No apparent damage to the property
5.6.2	Property appears to be occupied
  Data Compare

Client will provide a data tape with the following data fields and Consultant will compare the field to the applicable source document and report any variance. Consultant and Client can mutually agree to change the listed fields a review by review basis.

Appraised Value

CLTV

DTI

FICO

Interest Only

Interest Rate

Loan Term

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Loan Purpose

LTV

Occupancy

Original Balance

Property Address

Property City

Property State

Property Type

Sales Price

Second Mortgage Lien Amount

Self Employed

Units

Zip Code

Loan Type

QM Status

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Review Scope B (305 Loans)

1.	Credit Qualification

A re-underwriting review will be conducted in order to verify that the requisite underwriting guidelines as specified by Client (the “Underwriting Guidelines”) are met. Confirmation of the loan terms will be performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review guidelines will consist of the following:

1.1.	Borrower Underwriting:
1.1.1.Borrower	Liquidity

Review and confirm borrower’s liquidity position adheres to Underwriting Guidelines.

1.1.2.Credit	/ Background Check

Review and confirm each guarantor and/or owner of the borrowing entity requirements meet Underwriting Guidelines, including OFAC.

1.1.3.Property	management questionnaire

Review the questionnaire to confirm management experience meets Underwriting Guidelines.

1.1.4.Borrowing	Entity

Confirm the entity is in good standing and duly formed (if applicable documents are in the file). Verify the individual signing on behalf of the organization has the authority to bind the entity (if applicable documents are in the file).

1.2.	Loan-to-Value (LTV)/Loan-to-Cost (LTC) Limits

Confirm the LTV/LTC meets Underwriting Guidelines per Underwriting Guidelines.

1.3.	Permitted Loan Terms

Confirm the loan terms are eligible per the Underwriting Guidelines.

1.4.	Property Requirements and Market Requirements

Confirm the loan Property and Market Requirements are eligible per the Underwriting Guidelines.

1.5	DSCR—ensure components of Debt Service Coverage Ratio are identified correctly
1.5.1	Recalculation of DSCR

1.6. Title Insurance Requirements are met per Guidelines only as follows

Confirm Loss payee language must be present and required insurance policies and coverage amounts meet the Underwriting Guidelines.

1.7.	Condominium Eligibility

Confirm Condo Master Policy is present and meets the Underwriting Guidelines

1.8.	Property Insurance

Confirm each mortgaged property has a policy in place and proper coverage amount in adherence to the Underwriting Guidelines.

1.9.	Preliminary/Commitment Title:

Review and confirm first lien holder position, validate no loan file discrepancies, delinquent taxes, and/or additional liens at time of consummation.

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2.	Document Review

Verify that each loan file contains the following material documentation and that each document is complete and accurate in all material respects.

2.1.	Loan Application

Verify the presence and completeness of the loan application. Leases, market rent addendum, and 12-month operating history

2.2.	Business Purpose Certification/Affidavit

Verify the presence and completeness of the Business Purpose Certification / Affidavit.

2.3.	Credit Report / Background Check

Verify the presence of a credit report for each borrower and a background check to the Underwriting Guidelines. Confirm that the credit report was pulled within the timing requirements allowable per the Underwriting Guidelines.

2.4.	Proof of Liquidity / Assets

Confirm the presence of adequate asset documentation to comply with the Underwriting Guidelines and investor overlay requirements for closing funds, reserves and borrower liquidity.

2.5.	Proof of Insurance

Verify the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirm that adequate coverage is present to meet the requirements of the Underwriting Guidelines.

2.6.	Property Valuation

Verify that each loan file contains adequate appraisal and other third-party valuation tools to satisfy the minimum required documentation under the Underwriting Guidelines. Confirm that market rent addendum is included in appraisal

2.7.	Collateral Documentation

Confirm the presence, completeness, and proper vesting of required collateral documentation including note, allonge, mortgage/deed of trust, riders, subordination agreements, assignments, purchase and sale agreements, guaranty, settlement statements and title policies.

2.8.	Borrower Rehabilitation Budget (if applicable)

If property rehabilitation is contemplated, validate the presence and completeness of the Borrower Rehabilitation Budget

2.9.	P&S Agreement or Trustee Receipt (if applicable)

Confirm presence of P&S Agreement or Trustee Receipt if property was acquired in the previous 90 days.

2.10.	Operating Agreement / Partnership Agreement / Bylaws (if applicable)

Confirm presence of Operating Agreement / Partnership Agreement / Bylaws.

2.11.	Certificate of good standing from state of organization (if applicable)

Confirm presence of Certificate of good standing from state of organization if property located in state other than state of domicile; if entity formed >30 days, hard copy; if formed <30 days, hard copy within 30 days post-closing.

2.12.	Completed condominium questionnaire (if applicable)

Confirm presence of completed condominium questionnaire if collateral is part of condominium association.

2.13.	Copy of the condominium master insurance policy/certificate (if applicable)

Confirm presence of the condominium master insurance policy/certificate if collateral is part of condominium association.

2.14.	Other Documents (if applicable)

Confirm presence of inspection reports, explanation letters, etc. as applicable.

2.15.	Flood Certificate

Confirm presence of Flood Certificate

2.16.	Flood Insurance (if applicable)

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Confirm presence of Flood Insurance if applicable.

2.17 HUD-1/Closing Statement

Confirm presence of HUD-1 or Closing Statement

2.18 Property Management Questionnaire

Confirm presence of Property Management Questionnaire

2.19 Guaranty

Confirm presence of Guaranty

3.	Misrepresentation and Third Party Product Review

Validate that fraud reports and independent third party property valuations reports are in the file. The review will consist of the following:

9.1	Misrepresentation Review

Review on each loan to identify potential misrepresentations of income, employment, identity, occupancy, transaction and appraisal misrepresentation or other areas of potential misrepresentation. The Misrepresentation may include the following:

9.1.1	Signatures

Validate signature consistency across documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable efforts to validate the consistency of signatures across documents.

9.1.2	Alerts

Assess credit report alerts for accuracy and potential issues.

9.1.3	Social Security Numbers

Compare SSN(s) across all file documents.

9.1.4	Document Integrity

Review for apparent alterations to loan documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable review of alterations to the loan documents.

9.1.5	Data Consistency

Review the documents contained in the loan file for consistency of data.

9.1.6	Third Party Fraud Tools

To the extent a third party fraud tool is contained in the loan file, the Consultant will ensure high level or critical warnings are reviewed and addressed.

9.2	Independent Third Party Values

Review each loan to determine whether a third party valuation product was required and if required, that the third party product value was compared to the original appraised value to identify a value variance and apply the appropriate rating agency grade after reviewing the required valuation products.

9.2.1	For loans seasoned less than 12 months a retroactive desk review will generally be ordered. If the retroactive desk review supports the origination appraised value within a 10% variance no additional products will be required. If the retroactive desk review does not support the original appraised value within a 10% variance, a secondary valuation product such as a field review or drive-by appraisal will be required. If the loan is seasoned more than 12 months generally a BPO can be ordered. The seasoning and products can be adjusted to meet specific rating agency requirements.
9.2.2	Consultant will also perform the following steps
9.2.2.1	Based on review of the original appraisal
9.2.2.1.1	Property is complete
9.2.2.1.2	Value is based on as-is condition
9.2.2.1.3	Property is described as average or better condition
9.2.2.1.4	No apparent appraiser independence violation statements
9.2.2.1.5	Appraisal addresses any adverse comments
9.2.2.2	Appraisal is completed on appropriate GSE Form
9.2.2.2.1	Appraisal contains required attachments
9.2.2.3	Appraiser was appropriately licensed at the time the appraisal was signed

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9.2.3	If the valuation vendor des not supply the updated valuation product directly to the Consultant, the Client will authorize the valuation vendor to issue an attestation with sufficient information for the Consultant to determine the correct valuation product was utilized to verify the accuracy of the origination appraisal.
9.2.4	Value Review Disclaimer
9.2.4.1	The individuals performing the above procedures are not person providing valuations for the purpose of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraiser under Federal or State law, and the services being performed do not constitute appraisal reviews for the purposes of USPAP or Federal or State law.
9.2.4.2	Opus makes no representation or warranty as to the value of the mortgaged property, notwithstanding that Opus may have reviewed the valuation information for reasonableness.
9.2.4.3	Opus is not an Appraisal Management Company (“AMC”) and therefore does not opine on the actual value of the underlying property.
9.2.4.4	Opus is not a creditor within the meaning of the Equal Credit Opportunity Act (“ECOA”) or other lending laws and regulations, and therefore opus will not have and communications with or responsibility to any individual concerning property valuations.
9.3	Title Reports
9.3.1	If the loan is season over 24 months Consultant will facilitate the ordering of title reports. Consultant and client agree the vendor providing the title reports will be responsible for issuing a separate 15E.
9.3.2	Consultant is not responsible for the accuracy of the title reports, nor makes any representations or warranties with respect to any of the information contained in the title reports.
9.4	Updated FICO Scores

If the FICO score contained in the loan file is aged more than 6 months, an updated FICO score will be required.

9.5	Properties in FEMA declared disaster zones.

If a FEMA declared disaster occurs after the inspection date on the appraisal, Consultant will review the file to determine if an exterior inspection to ensure

9.5.1	No apparent damage to the property
9.5.2	Property appears to be occupied

4.	Data Compare

Client will provide a data tape with the following data fields and Consultant will compare the field to the applicable source document and report any variance. Consultant and Client can mutually agree to change the listed fields on a review by review basis.

4.1 – Appraised Value

4.2 – CLTV

4.3 – DTI

4.4 – FICO

4.5 – Interest Only

4.6 – Interest Rate

4.7 – Loan Term

4.8 – Loan Purpose

4.9 – LTV

4.10 – Occupancy

4.11 – Original Balance

4.12 – Property Address

4.13 – Property City

4.14 – Property State

4.15 – Property Type

4.16 – Sales Price

4.17 – Second Mortgage Lien Amount

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4.18 – Self-Employed

4.19 – Units

4.20 – Zip Code

4.21 – Loan Type

4.22 – QM Status

Multiple Loans to One Borrower: TPR firm reviewed common identifiers for all loans in the population and confirmed there were 37 obligors with multiple loans in the pool.

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Pool Details

Loan Type			Product Type
Type	Count	% of Pool	Type	Count	% of Pool
Non-Conforming	315	100.00%	Fixed	4	1.27%
Conforming-GSE Eligible	0	0.00%	ARM	311	98.73%
Total	315	100.00%	Total	315	100.00%

Interest Rate			Occupancy
Type	Count	% of Pool	Type	Count	% of Pool
4.500-6.499	34	10.80%	Primary	9	2.86%
6.500-8.750	281	89.20%	Second Home	0	0.00%
			Investment Property	306	97.14%
Total	315	100.00%	Total	315	100.00%

			Property Type
Purpose			Type	Count	% of Pool
Type	Count	% of Pool	Single Family Detached	198	62.85%
Cash out Refi	181	57.46%	Co-op	0	0.00%
Purchase	62	19.68%	Condo, Low Rise	22	6.98%
Rate / Term Refi	72	22.86%	Condo, High Rise	1	0.31%
Total	315	100.00%	PUD	27	8.57%
			1 Family Attached	14	4.44%
			2 Family	30	9.52%
			3 Family	10	3.17%
			4 Family	9	2.85%
			Townhome	4	1.31
			Total	315	100.00%

LTV
Type	Count	% of Pool
0-30.00	3	0.97%
30.01-50.00	9	2.85%
50.01-70.00	166	52.69%
70.01-90.00	137	43.49%
Total	315	100.00%

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Tape Discrepancies

Data Element	Count	Accuracy
Note Date	198	37.15%
LTV	34	89.21%
Property Type	33	89.53%
CLTV	28	91.12%
FICO	19	93.97%
DTI	10	96.83%
Original Balance	5	98.42%
Index Type	2	99.37%
Gross Margin	2	99.37%
Property Address	1	99.69%
Zip Code	1	99.69%
State	1	99.69%
Initial Interest Rate Cap	1	99.69%
First Payment Date	0	100.00%
Original Term	0	100.00%
Original Rate	0	100.00%
Sales Price	0	100.00%
Index Type	0	100.00%
Sales Price	0	100.00%
Periodic Rate Cap	0	100.00%
Occupancy	0	100.00%
Maturity Date	0	100.00%
Loan Term	0	100.00%
Appraised Value	0	100.00%
Amortization Term	0	100.00%

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Loan Grading Definitions

Credit

S&P	Moodys	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Compliance

S&P	Moodys	Kroll	DBRS	Definition
A	A	A	A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	B	B	B	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations; however, minor evidentiary issue(s) exist
C	C	C	C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	D	D	D	The loan file is missing critical documentation required to perform the review

Fitch	Definition
A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	The loan is in compliance with all applicable laws and regulations and a benefit to the borrower is present and documented
C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	The loan file is missing critical documentation required to perform the review

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Property Valuation

Moodys	Fitch	Kroll	DBRS	Definition
A	A	A	A	Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C	Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A	First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	First Level Review Value is greater than a 10% variance to the original appraisal, but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability
C	Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

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Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Grading Summary Report dated March 18, 2021.

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Loans Reviewed (315)

Loan ID
119079602	120035063	120056991	120077896	120088854
119091453	120035092	120057028	120077911	120088875
119091572	120035126	120057033	120077913	120088877
119112490	120035133	120057035	120077923	120088890
119113025	120035153	120057036	120077931	120088907
119123502	120035154	120057040	120077941	120088938
119123558	120035157	120057047	120077944	120088940
120013788	120035172	120057053	120077945	120088973
120013840	120035276	120057061	120077948	120088978
120013920	120035277	120067074	120078081	120088983
120013970	120035280	120067083	120078082	120088985
120014141	120035297	120067096	120078092	120089012
120014152	120035310	120067136	120078094	120089036
120014176	120035393	120067137	120078116	120089065
120014213	120035400	120067166	120078122	120089076
120014218	120035413	120067174	120078182	120089078
120024290	120035496	120067178	120078183	120089087
120024293	120035668	120067183	120078184	120089099
120024298	120045692	120067236	120078186	120089119
120024300	120045695	120067253	120078191	120089130
120024306	120045699	120067276	120078214	120089137
120024317	120045712	120067286	120078236	120089141
120024419	120045719	120067287	120078243	120089146
120024455	120045777	120067303	120078244	120089149
120024487	120045842	120067315	120078265	120089154
120024490	120045856	120067319	120078273	120089178
120024522	120045881	120067344	120078308	120089207
120024533	120045969	120067425	120078309	120089212
120024540	120045984	120067430	120078315	120089234
120024545	120046086	120067445	120078318	120089242
120024558	120046104	120067446	120078352	120089253
120024568	120046117	120067449	120078357	120089289
120024581	120046126	120067461	120078405	120089299
120024582	120046211	120067462	120078458	120089322
120024592	120046228	120067466	120078470	120089338
120024620	120046257	120067469	120078490	120089341
120024635	120046267	120067495	120088520	120089342
120024637	120046277	120067529	120088532	120099421
120024676	120046289	120067588	120088552	120099434
120024681	120046331	120067591	120088553	120099496
120024696	120046371	120067620	120088559	120099566
120024724	120046393	120067624	120088564	120099595
120024761	120046410	120067640	120088565	120099668

Privileged and Confidential	Page 37

120024774	120046466	120067648	120088568	120099669
120024813	120046475	120067652	120088572	120099670
120024819	120056562	120067718	120088586	120099840
120024835	120056579	120077754	120088608	420088723
120024837	120056604	120077764	120088611	420088725
120024840	120056613	120077773	120088625	420088730
120024841	120056630	120077781	120088627	420088767
120034850	120056638	120077799	120088632	420088775
120034869	120056652	120077807	120088636	420089022
120034875	120056667	120077828	120088749	420099607
120034883	120056765	120077830	120088760	2812017885
120034889	120056806	120077834	120088769	2820181311
120034900	120056861	120077835	120088790	2820181317
120034911	120056877	120077871	120088792	2820190259
120034924	120056912	120077873	120088797	2822017923
120034928	120056925	120077874	120088799	2822017954
120034947	120056935	120077882	120088805	2822018144
120034962	120056963	120077883	120088808	800422112
120035039	120056985	120077888	120088836	800427848
120035042	120056990	120077889	120088851	800442335

If you have any questions, please contact Pete Butler at Peter.Butler1@wipro.com

Privileged and Confidential	Page 38